Exhibit 10.28

EXECUTION VERSION

OMNIBUS AMENDMENT TO LOAN DOCUMENTS

(Mezzanine A)

THIS OMNIBUS AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is entered into as of April 2, 2008 by and between GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership (“Lender”), as lender, and W2007 EQUITY INNS SENIOR MEZZ, LLC, a Delaware limited liability company (“Borrower”), as borrower, and amends that certain Mezzanine A Loan Agreement, dated as of October 25, 2007, by and between Lender and Borrower (the “Loan Agreement”) and, as and to the extent implicated by the terms hereof, each of the “Loan Documents”, as such term is defined in the Loan Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Loan Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, effective from and after the date hereof:

1. Loan Amount. The definition of “Loan Amount” in the Loan Agreement, together with all references thereto in each of the other Loan Documents is hereby replaced in its entirety with the following:

“‘Loan Amount’ means $100,000,000.”

2. Spread. The definition of “Spread” in the Loan Agreement, together with all references thereto in each of the other Loan Documents is hereby replaced in its entirety with the following:

“‘Spread’ means:

(i) initially, 3.26%; and

(ii) following the bifurcation of the Note into multiple Note Components pursuant to Section 1.3(c), the weighted average of the Component Spreads at the time of determination, weighted on the basis of the corresponding Component Balances.”

3. Loan Constant. The definition of “Loan Constant” in the Loan Agreement is hereby replaced in its entirety with the following:

“‘Loan Constant’ means, at any time, the sum of (x) the weighted average of the Spread and the “Spreads” as defined in the Mortgage Loan Agreement and each of the Junior Mezzanine Loan Agreements plus (y) the then-applicable LIBOR Strike Rate.”

4. Financing Statements. For the avoidance of doubt, Borrower hereby acknowledges and agrees that the authorization granted to Lender pursuant to Section 5.9 of the Loan Agreement to file Uniform Commercial Code financing statements with respect to Borrower’s assets shall include the filing of “all-assets” statements.

5. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

6. Successors and Assigns. This Amendment shall be binding upon Borrower and its successors and assigns, and shall be binding upon and inure to the benefit of Lender and its permitted successors and assigns, including any subsequent holder of all or any portion of the Note.

7. Exculpation. Each of Sponsor and Operating Partnership hereby reaffirms its obligations under the Guaranty.

8. Miscellaneous. All of the terms and conditions of the Loan Agreement and the other Loan Documents and the collateral security provided thereby, including those terms and conditions modified by this Amendment, are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their terms. All references to the Loan Agreement in any Loan Document shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Loan Agreement and Loan Documents as amended hereby and as hereafter amended, modified or extended from time to time. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

9. Limitation on Recourse. Section 9.19 of the Loan Agreement is incorporated herein by this reference.

[Signatures appear on following page.]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

LENDER:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:	Goldman Sachs Real Estate Funding Corp., its general partner

By:

		Name:	Mark J. Buono
		Title:	Vice President

BORROWER:

W2007 EQUITY INNS SENIOR MEZZ, LLC, a Delaware limited liability company

By:
Name:
Title:

[Signatures continued on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

LENDER:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:	Goldman Sachs Real Estate Funding Corp., its general partner

By:
Name:
Title:

BORROWER:

W2007 EQUITY INNS SENIOR MEZZ, LLC, a Delaware limited liability company

By:

	Name:	Lacxon Chan
	Title:	Authorized Signatory

[Signatures continued on following page.]

Acknowledged and Agreed to (solely for purposes of Section 6 hereof) by:

WHITEHALL STREET GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007, a Delaware limited partnership				W2007 EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership

By:	WH Advisors, L.L.C. 2007, a Delaware limited liability company			By:	W2007 Equity Inns Gen-Par, LLC, a Delaware limited liability company
Its:	general partner			Its:	general partner

	By:				By:

		Name:	LACXON CHAN			Name:	Lacxon Chan
		Title:	VICE PRESIDENT			Title:	Authorized Signatory